EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Carter E. Anthony, President and Principal Executive Officer of RMK Multi-Sector High Income Fund, Inc. (the “Fund”), certify that:

1.	The Fund’s periodic report on Form N-CSR for the period ended March 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: June 7, 2006	/s/ Carter E. Anthony
Carter E. Anthony, President and Principal Executive Officer

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Joseph C. Weller, Treasurer and Principal Financial Officer of RMK Multi-Sector High Income Fund, Inc. (the “Fund”), certify that:

1.	The Fund’s periodic report on Form N-CSR for the period ended March 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: June 7, 2006	/s/ Joseph C. Weller
Joseph C. Weller, Treasurer and Principal Financial Officer